UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

FMI Mutual Funds, Inc.

(Exact name of registrant as specified in charter)
  100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

  (Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2010

FMI Provident Trust
Strategy Fund
(FMIRX)

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund
October 20, 2010

Dear Fellow Shareholders,

According to noted stock market pundit, Mark Twain: “The worst month to invest in the stock market is September; other treacherous months include November, May, October, April, December, June, August, March, January, February and July.”  Given that the market as measured by the S&P 500 was up 8.92%(1) in the month of September, and was the best September in 57 years, Mr. Twain may need to reassess his stock market forecasting capabilities!  In the last several months, investors have grappled with a host of worries including uncontrolled federal spending, soaring budget deficits, the onset of a possible double dip recession, staggering new regulations with an avalanche of bills coming out of Washington, and an anti-business bias that seems virtually unprecedented.  Against this onslaught of negatives, the S&P 500 gained 11.29% for the September quarter and 3.89% calendar year-to-date. The FMI Provident Trust Strategy Fund advanced 7.73%(2) in the third quarter and 4.47% calendar year-to-date.  With Scott’s investment approach, the Fund typically underperforms in a rapidly-rising stock market, but more importantly, traditionally outperforms significantly in declining markets, such as that which we experienced in 2008.

With this tsunami of negatives, it may not come as a surprise that investors have left equity mutual funds in droves redeeming over $57 billion since May of 2010; as fixed income investors have purchased a staggering $590 billion of bond funds since the end of 2008; the greatest inflow into fixed income investments in over 25 years. One certainly has to question the mass migration from equities to fixed income given most investors penchant to chase the “hot” performing asset class.

Economic growth is currently much more muted than it was late last year and in early 2010.  This should come as no surprise, given the leverage currently in the system, particularly at the consumer and public sector levels.  Economic history tells us that environments like this usually lead to slower economic growth, and that is our prognosis for the next twelve months.  We see real GDP growth in the 1-3% area, but no “double-dip” recession such as the one many economic pundits are currently forecasting.

The FMI Provident Trust Strategy Fund is populated with a portfolio of growth stocks which we believe will perform well in this type of environment.  We appreciate your investment and confidence in the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
Executive Chairman
Fiduciary Management, Inc. (Adviser)

(1)	The Standard and Poor’s 500 Index’s one-year and annualized five- and ten-year returns through September 30, 2010 were: 10.16%, 0.64% and -0.43%, respectively.
(2)	The Fund’s one-year and annualized five- and ten-year returns through September 30, 2010 were 8.04%, 4.14% and 1.88%, respectively.

100 E. Wisconsin Ave. • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

September 30, 2010

Dear Fellow FMI Provident Trust Strategy Fund Shareholders,

FMI Provident Trust Strategy Fund (FMIRX) gained +7.73%(1) for the three months, ended September 30 and trailed the S&P 500’s +11.29%(2) gain, a not atypical result for FMIRX in a rapidly rising stock market.  Since Provident Trust Company was named subadvisor on September 9, 2002, FMIRX gained +86.72% cumulatively vs. +48.35% for the S&P 500.  Our approximately 80% September 2010 equity allocation is offset by the Fund’s significant selection concentration, with the top ten equity holdings representing approximately 58% of total fund assets.  We continue to invest approximately 10% of the portfolio (our normal liquidity reserve position) in 4- and 5-year corporate bonds yielding approximately 3%, an improvement over money markets’ 0.2% yield.

Since March 2009, the nadir of the financial panic, we have focused on housing, consumer confidence, employment, and GDP trends to form our investment outlook.  The data is improving.  Record homeowner affordability (the median priced home now requires 15% of median income to pay the mortgage vs. the typical 25%) is offsetting record bank foreclosures, resulting in a modest +3.2% rise in home prices for the year ending July, which is well-above the January Case-Schiller expectation for an 11% 2010 home price decline.  Household employment, which tends to lead the more popular payroll report, gained 3.5 million so far in 2010, and consumer confidence remains above the 2009 lows.  Additionally, the yield difference between investment-grade corporate bonds and treasuries has dropped from 6% to 2%, a tangible sign of improved financial market confidence. We forecast next twelve months Real GDP growth of 1-2% (no “double-dip”), minimal inflation, 0% overnight interest rates through 2011, slow job creation (due both to increased regulatory burdens and rising productivity), and 2-3% 10- year treasury bond yields.

The S&P 500’s 1995-2010 compound annual return of 7.9% is significantly below the +9.8% average return since 1926; the 20%+ annual returns of the late 1990’s were more than fully offset over the past decade, a reversion through the mean.  While we strongly believe bonds are even more overvalued than the S&P 500 was in 2000, we acknowledge investor enthusiasm and cash flow into bonds can last longer and push yields even lower.  We remain committed to growth stocks as the best asset class to meet our investment goal of inflation-adjusted purchasing power growth after taxes and fees.

We attempt to flexibly allocate and actively select stocks in the FMI Provident Trust Strategy Fund based on our on-going analysis of economic, relative valuation, and company-specific trends.  Over the past three months, we established new positions in Apache Corp. and CME Group Inc., and eliminated Citrix Systems.  We expect forward investment returns will be largely company-specific and forecast rising valuations for companies able to achieve greater than 10% revenue and earnings growth.

Thank you for your investment in and support of the FMI Provident Trust Strategy Fund.

Best Regards,

J. Scott Harkness, CFA
Portfolio Manager

(1)	The Fund’s one-year and annualized five- and ten-year returns through September 30, 2010 were 8.04%, 4.14% and 1.88%, respectively.
(2)	The Standard and Poor’s 500 Index’s one-year and annualized five- and ten-year returns through September 30, 2010 were 10.16%, 0.64% and -0.43%, respectively.

FMI Provident Trust Strategy Fund

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be lower or higher than the performance quoted. As of the Fund’s Prospectus dated January 29, 2010, the Fund’s annual operating expense ratio is 1.00%.  In addition to the reimbursement required under the investment advisory agreement to reimburse the Fund for expenses in excess of 2.00% of the Fund’s average daily net assets, Fiduciary Management, Inc. will voluntarily reimburse the Fund for expenses in excess of 1.00% of the Fund’s average daily net assets.

As of September 30, 2010, the security holdings mentioned in this report represented the following percentage of the Fund’s total assets:  Apache Corporation 4.4% and CME Group Inc. 4.2%; Cognizant Technology Solutions Corp. 8.8%; and DeVry, Inc. 5.1%. Securities named in this report, but not listed here are not held in the Fund as of the date of this disclosure.

Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

For more information about the FMI Provident Trust Strategy Fund, call (800) 811-5311 for a free prospectus.  Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  The prospectus contains this and more information about the FMI Provident Trust Strategy Fund.  Please read the prospectus carefully before investing.

Distributed by Rafferty Capital Markets, LLC

FMI Provident Trust Strategy Fund
COST DISCUSSION

Industry Sectors as of September 30, 2010

As a shareholder of the FMI Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/01/10-9/30/10
FMI Provident Trust Strategy Fund Actual	$1,000.00	$ 980.20	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2010 and September 30, 2010).

FMI Provident Trust Strategy Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
September 30, 2010

The Fund’s +7.73% gain for the three months ended September 30 trailed the S&P 500’s +11.29%, a not atypical result for FMIRX in a rapidly rising stock market.  The fiscal year return for the year ended September 30 was +8.04% vs the S&P 500’s return of +10.16%, with both stock selection and equity allocation contributing to the underperformance.  Since Provident Trust was named subadvisor on September 9, 2002, FMIRX gained +86.72% cumulatively vs. +48.35% for the S&P 500.  FMIRX is positioned for a next twelve months S&P 500 price range of 1100 – 1300 (vs. 1140 currently) based on earnings of $80 for 2010 and $82 for 2011 (we contend the 2011 analyst consensus of $93 is too high) and a valuation range of 13-16X.  Cognizant Technology and Citrix Systems were the top contributors to the 2010 fiscal year results while Walgreens and DeVry were the Fund’s underperformers.  Significant purchases since July were Apache and CME Group; Citrix Systems and Walgreens were eliminated during the quarter.

Comparison of Change in Value of $10,000 Investment in FMI Provident Trust Strategy Fund* and Standard & Poor’s 500 Stock Index**

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	For the 2001 fiscal year, Resource Capital Advisers, Inc. was the Fund’s investment adviser. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser.

For the 2001 fiscal year and through January 31, 2002, the portfolio manager for the Fund was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund’s portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund’s portfolio manager.

The Fund changed its fiscal year from June 30 to September 30 in 2005.

**	The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

AVERAGE ANNUAL TOTAL RETURN
1-Year	5-Year	10-Year
8.04%	4.14%	1.88%

  FMI Provident Trust Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS:
Investments in securities, at value (cost $89,185,201)	$108,751,175
Cash	5,245,758
Receivable from investments sold	1,360,788
Receivable from shareholders for purchases	356,946
Dividends and interest receivable	207,298
Total assets	$115,921,965

LIABILITIES:
Payable to shareholders for redemptions	$61,765
Payable to adviser for management fees	46,955
Other liabilities	52,449
Total liabilities	161,169

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares authorized; 14,579,290 shares outstanding	99,300,071
Net unrealized appreciation on investments	19,565,974
Accumulated net realized loss on investments	(3,105,249)
Net assets	115,760,796
Total liabilities and net assets	$115,921,965

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($115,760,796 ÷ 14,579,290 shares outstanding)	$7.94

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Cost	Value

LONG-TERM INVESTMENTS — 89.6% (a)

COMMON STOCKS — 79.5% (a)

CONSUMER SERVICES SECTOR — 5.1%
	Other Consumer Services — 5.1%
120,000	DeVry, Inc.	$5,623,894	$5,905,200

ELECTRONIC TECHNOLOGY SECTOR — 4.4%
	Computer Processing Hardware — 4.4%
120,000	Hewlett-Packard Co.	6,117,881	5,048,400

ENERGY MINERALS SECTOR — 4.4%
	Oil & Gas Production — 4.4%
52,440	Apache Corporation	4,768,836	5,126,534

FINANCE SECTOR — 17.8%
	Finance/Rental/Leasing — 4.8%
74,560	Visa Inc.	4,937,343	5,536,826
	Investment Banks/Brokers — 4.1%
18,550	CME Group Inc.	4,910,896	4,831,348
	Investment Managers — 4.4%
47,340	Franklin Resources, Inc.	5,061,565	5,060,646
	Major Banks — 4.5%
100,000	PNC Financial Services
	Group, Inc.	5,301,041	5,191,000

HEALTH SERVICES SECTOR — 6.6%
	Health Industry Services — 6.6%
157,660	Express Scripts, Inc.*	3,567,864	7,678,042

FMI Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Cost	Value

LONG-TERM INVESTMENTS — 89.6% (a) (Continued)

COMMON STOCKS — 79.5% (a) (Continued)

INDUSTRIAL SERVICES SECTOR — 1.3%
	Engineering & Construction — 1.3%
40,000	Jacobs Engineering
	Group Inc.*	$981,957	$1,548,000

RETAIL TRADE SECTOR — 11.1%
	Apparel/Footwear Retail — 4.4%
115,000	The TJX Companies, Inc.	3,501,878	5,132,450
	Department Stores — 5.7%
124,730	Kohl's Corp.*	5,620,667	6,570,776
	Home Improvement Chains — 1.0%
21,370	Fastenal Co.	573,666	1,136,670

TECHNOLOGY SERVICES SECTOR — 27.5%
	Information Technology Services — 21.7%
149,660	Accenture PLC	4,515,017	6,359,053
157,810	Cognizant Technology
	Solutions Corp.*	4,551,302	10,174,011
127,000	Infosys Technologies
	Ltd. SP-ADR	5,204,404	8,548,370
	Packaged Software — 5.8%	14,270,723	25,081,434
250,000	Oracle Corp.	6,282,163	6,712,500

TRANSPORTATION SECTOR — 1.3%
	Trucking — 1.3%
99,880	Heartland Express, Inc.	1,478,854	1,485,216
	Total common stocks	72,999,228	92,045,042

Principal
Amount

CORPORATE BONDS — 10.1% (a)
$745,000	The Coca-Cola Co.,
	3.625%, due 03/15/14	741,985	805,198
1,400,000	JP Morgan Chase & Co.,
	4.65%, due 06/01/14	1,395,301	1,532,435
100,000	Hewlett-Packard Co.,
	4.75%, due 06/02/14	100,027	112,090
3,800,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	3,845,662	4,014,046
2,315,000	Shell International Finance B.V.,
	3.10%, due 06/28/15	2,356,113	2,437,172
2,747,000	Westpac Banking Corp.,
	3.00%, due 08/04/15	2,747,372	2,805,679
	Total corporate bonds	11,186,460	11,706,620
	Total long-term
	investments	84,185,688	103,751,662

SHORT-TERM INVESTMENTS — 4.3% (a)
	U.S. Treasury Securities — 4.3%
5,000,000	U.S. Treasury Bills,
	0.13%, due 10/28/10	4,999,513	4,999,513
	Total short-term
	investments	4,999,513	4,999,513
	Total investments
	— 93.9%	$89,185,201	108,751,175
	Cash and receivables,
	less liabilities — 6.1% (a)		7,009,621
	TOTAL NET
	ASSETS — 100.0%		$115,760,796

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC	–Public Limited Company
SP- ADR–Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INCOME:
Dividends	$815,651
Interest	368,275
Total income	1,183,926

EXPENSES:
Management fees	743,705
Transfer agent fees	144,222
Administrative and accounting services	106,809
Professional fees	46,368
Registration fees	43,031
Custodian fees	23,912
Printing and postage expenses	22,681
Board of Directors fees	9,600
Insurance fees	6,022
Other expenses	35,700
Total expenses before reimbursement	1,182,050
Less expenses reimbursed by adviser	(75,916)
Net expenses	1,106,134
NET INVESTMENT INCOME	77,792
NET REALIZED GAIN ON INVESTMENTS	4,119,296
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	4,012,095
NET GAIN ON INVESTMENTS	8,131,391
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,209,183

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2010 and 2009

	2010	2009
OPERATIONS:
Net investment income (loss)	$77,792	$(24,479)
Net realized gain (loss) on investments	4,119,296	(4,726,664)
Net increase in unrealized appreciation on investments	4,012,095	12,527,997
Net increase in net assets from operations	8,209,183	7,776,854
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0115 and $0.0306 per share, respectively)	(162,272)	(257,500)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (6,769,451 and 8,126,022 shares, respectively)	51,973,491	51,124,949
Net asset value of shares issued in distributions reinvested (20,856 and 41,099 shares, respectively)	159,549	255,180
Cost of shares redeemed (5,784,493 and 2,450,287 shares, respectively)	(44,285,410)	(15,531,379)
Net increase in net assets derived from Fund share activities	7,847,630	35,848,750
TOTAL INCREASE	15,894,541	43,368,104
NET ASSETS AT THE BEGINNING OF THE YEAR	99,866,255	56,498,151
NET ASSETS AT THE END OF THE YEAR (Includes overdistributed
net investment income of $0 and ($81,144), respectively)	$115,760,796	$99,866,255

The accompanying notes to financial statements are an integral part of these statements

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,

	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.36	$7.19	$8.13	$7.46	$7.12
Income from investment operations:
Net investment income (loss)	0.01	(0.00)*	0.05	0.09	0.04
Net realized and unrealized gains (loss) on investments	0.58	0.20	(0.91)	0.95	0.51
Total from investment operations	0.59	0.20	(0.86)	1.04	0.55

Less distributions:
Distributions from net investment income	(0.01)	(0.03)	(0.08)	(0.07)	—
Distributions from net realized gains	—	—	—	(0.30)	(0.21)
Total from distributions	(0.01)	(0.03)	(0.08)	(0.37)	(0.21)
Net asset value, end of year	$7.94	$7.36	$7.19	$8.13	$7.46

TOTAL RETURN	8.04%	2.87%	(10.69%)	14.47%	7.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	115,761	99,866	56,498	60,254	35,521
Ratio of expenses (after reimbursement) to average net assets (a)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets (b)	0.07%	(0.04%)	0.67%	1.17%	0.51%
Portfolio turnover rate	51%	47%	78%	52%	84%

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008, 2007 and 2006 the ratios would have been 1.07%, 1.17%, 1.20%, 1.23% and 1.40%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, the ratios would have been 0.00%, (0.21%), 0.47%, 0.94% and 0.11%, respectively.
*	Amount less than $0.005 per share.

The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2010

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one non-diversified fund – FMI Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2010, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2010, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1 —	Common Stocks	$92,045,042
Level 2 —	Long-Term Corporate Bonds	11,706,620
	Short-Term U.S. Treasury Securities	4,999,513
	Total Level 2	16,706,133
Level 3 —		—
Total		$108,751,175

See the Schedule of Investments for investments detailed by industry classification.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1)	Summary of Significant Accounting Policies — (Continued)

(b)	New Accounting Pronouncements:

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers into and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009) as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

(c)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the year ended September 30, 2010 there were no such securities.

(d)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(e)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f)
The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(g)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(h)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(j)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2010, open Federal tax years include the tax years ended September 30, 2007 through 2010. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

  The Fund has entered into a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

  The Adviser entered into a sub-advisory agreement with Provident Trust Company (“PTC”) to assist it in the day-to-day management of the Fund.  PTC determines which securities will be purchased, retained or sold for the Fund.  The Adviser pays PTC a fee equal to 0.60% of the daily net assets up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

  FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund.  For the year ended September 30, 2010, there were no contractual reimbursements required.  In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00% of the Fund’s daily net assets.  These reimbursements amounted to $75,916 for the fiscal year ended September 30, 2010.  PTC in turn, pays to FMI 80% of the amount reimbursed by FMI.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

    The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2010, no such expenses were incurred.

    Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2010, approximately 6% of the outstanding shares of the Fund are owned by an affiliate of the sub-advisor.

(3)Distributions to Shareholders —

    Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)Investment Transactions —

    For the year ended September 30, 2010, purchases and proceeds of sales of investment securities (excluding short-term securities) were $60,378,263 and $47,692,221, respectively.

(5)Income Tax Information —

    The following information for the Fund is presented on an income tax basis as of September 30, 2010:

Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$89,227,304	$21,104,387	$1,580,516	$19,523,871	$—	$—

    The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

    The tax components of dividends paid during the year ended September 30, 2010 and September 30, 2009, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2010, and tax basis post-October losses as of September 30, 2010, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2010				September 30, 2009
Ordinary	Long-Term	Net Capital	Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$162,272	$—	$3,063,146	$—	$257,500	$—

    For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010 which is designated as qualifying for the dividends received deduction is 100% (unaudited).

    For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% (unaudited).

FMI Provident Trust Strategy Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
  of FMI Provident Trust Strategy Fund:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Provident Trust Strategy Fund (the “Fund,” a series of the FMI Mutual Funds, Inc.) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 29, 2010

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Provident Trust Strategy Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation (s)	in complex	Directorships
Name, Age	Held with	Length of	During Past	overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 62 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Director	Indefinite Term Since 2001	Mr. Allen is President of Allen Enterprises, LLC, (Boca Grande, FL) a private equity investments and management company, and Senior Advisor for Providence Equity Partners (Providence, RI) since September, 2007. He was Executive Vice President of Qwest Communications International, Inc. (Denver, CO) from September, 2002 to June, 2007.	4	BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Funds, Inc.
Robert C. Arzbaecher, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Director	Indefinite Term Since 2007	Mr. Arzbaecher is President and Chief Executive Officer of Actuant Corporation (Butler, WI), a manufacturer of a broad range of industrial products and systems, and the Chairman of the Board of Directors of Actuant Corporation.	4	Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc. and FMI Funds, Inc.
Gordon H.
Gunnlaugsson, 66 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Director	Indefinite Term Since 2001	Mr. Gunnlaugsson retired from M&I Corporation (Milwaukee, WI) in December, 2000.	4	FMI Common Stock Fund, Inc.and FMI Funds, Inc
Paul S. Shain, 47 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Director	Indefinite Term Since 2001	Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems. Prior to joining Singlewire in April, 2009, Mr. Shain was Senior Vice President of CDW Corporation (Vernon Hills, IL) and Chief Executive Officer of Berbee Information Networks, a strategic business unit of CDW which CDW acquired in 2006 Mr. Shain was employed in various capacities by CDW and Berbee Information Networks from January, 2000 to October, 2008.	4	FMI Common Stock Fund, Inc. and FMI Funds, Inc.

FMI Provident Trust Strategy Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation (s)	in complex	Directorships
Name, Age	Held with	Length of	During Past	overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Director
John S. Brandser*, 48 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Director Vice President and Secretary	Indefinite Term Since 2009 One Year Term Since 2008 One Year Term Since 2009	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March, 1995.	2	FMI Common Stock Fund, Inc.
Other Officers
Ted D. Kellner, 64 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	President and Treasurer	One Year Term Since 2001	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	N/A	Marshall & Ilsley Corporation, FMI Common Stock Fund, Inc. and FMI Funds, Inc.
Patrick J. English, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	Vice President	One Year Term Since 2001	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December, 1986.	N/A	FMI Common Stock Fund, Inc. and FMI Funds, Inc.
Kathleen M. Lauters, 58 c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200	Chief Compliance Officer	At Discretion of Board Since 2004	Ms. Lauters has been the Fund’s Chief Compliance Officer since September, 2004.	N/A	None

*	Mr. Brandser is an interested director of the Fund because he is an officer of the Fund and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
JOHN S. BRANDSER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC
59 Hilton Avenue
Garden City, New York  11530

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$15,670 (FY 2010) and $17,387 (FY 2009) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)  The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 10, 2010, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Mutual Funds, Inc.
Registrant

By /s/ Ted D. Kellner
     Ted D. Kellner, Principal Financial Officer

Date   November 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Mutual Funds, Inc.
Registrant

By /s/ Ted D. Kellner
     Ted D. Kellner, Principal Financial Officer

Date   November 12, 2010